EXHIBIT 99.3

CONSOLIDATED FINANCIAL STATEMENTS

OF

THE SOUTHERN CONNECTICUT GAS COMPANY

AS OF JUNE 30, 2015 AND DECEMBER 31, 2014 AND
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(UNAUDITED)

TABLE OF CONTENTS

Page Number
Consolidated Financial Statements:

Consolidated Statement of Income for the three and six months ended June 30, 2015 and 2014	3

Consolidated Balance Sheet as of June 30, 2015 and December 31, 2014	4

Consolidated Statement of Cash Flows for the six months ended June 30, 2015 and 2014	6

Consolidated Statement of Changes in Shareholder’s Equity	7

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED STATEMENT OF INCOME
(In Thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Operating Revenues	$58,719	$72,622	$202,195	$233,784

Operating Expenses
Operation
Natural gas purchased	18,162	33,816	90,105	126,915
Operation and maintenance	20,534	21,258	38,496	38,860
Depreciation and amortization	8,932	8,411	20,224	20,059
Taxes - other than income taxes	4,922	4,953	13,467	13,485
Total Operating Expenses	52,550	68,438	162,292	199,319
Operating Income	6,169	4,184	39,903	34,465

Other Income and (Deductions), net	51	(560)	(44)	(1,694)

Interest Charges, net
Interest on long-term debt	3,343	3,343	6,687	6,687
Other interest, net	170	297	249	293
	3,513	3,640	6,936	6,980
Amortization of debt expense and redemption premiums	77	76	154	153
Total Interest Charges, net	3,590	3,716	7,090	7,133

Income (Loss) Before Income Taxes	2,630	(92)	32,769	25,638

Income Taxes	485	(39)	12,372	10,844

Net Income (Loss)	$2,145	$(53)	$20,397	$14,794

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
(In Thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Net Income (Loss)	$2,145	$(53)	$20,397	$14,794
Other Comprehensive Income (Loss), net of income taxes
Changes in unrealized gains(losses) related to pension and other post-retirement benefit plans	57	169	88	231
Comprehensive Income	$2,202	$116	$20,485	$15,025

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED BALANCE SHEET
ASSETS
(In Thousands)
(Unaudited)

	June 30, 2015	December 31, 2014
Current Assets
Unrestricted cash and temporary cash investments	$11,728	$428
Accounts receivable less allowance of $1,900 and $1,400, respectively	59,679	61,093
Unbilled revenues	6,450	22,310
Current regulatory assets	18,174	21,642
Natural gas in storage, at average cost	25,678	42,866
Materials and supplies, at average cost	2,342	2,060
Refundable taxes	1,432	5,172
Prepayments	397	782
Other	-	278
Total Current Assets	125,880	156,631

Other investments	11,073	10,832

Net Property, Plant and Equipment	609,638	592,484

Regulatory Assets	91,965	101,178

Deferred Charges and Other Assets
Unamortized debt issuance expenses	3,585	3,739
Goodwill	134,931	134,931
Other	812	-
Total Deferred Charges and Other Assets	139,328	138,670

Total Assets	$977,884	$999,795

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED BALANCE SHEET
LIABILITIES AND CAPITALIZATION
(In Thousands)
(Unaudited)

	June 30, 2015	December 31, 2014
Current Liabilities
Current portion of long-term debt	$2,517	$2,517
Accounts payable	29,208	46,352
Accrued liabilities	15,524	14,927
Current regulatory liabilities	8,734	5,360
Deferred income taxes	7,168	8,458
Interest accrued	1,701	2,437
Taxes accrued	3,432	4,333
Intercompany payable	-	15,000
Total Current Liabilities	68,284	99,384

Deferred Income Taxes	21,059	17,398

Regulatory Liabilities	163,066	157,720

Other Noncurrent Liabilities
Pension accrued	38,969	42,496
Other post-retirement benefits accrued	16,389	16,743
Other	13,865	14,029
Total Other Noncurrent Liabilities	69,223	73,268

Commitments and Contingencies

Capitalization
Long-term debt, net of unamortized premium	229,423	230,681

Noncontrolling interest (Note A)	20,369	20,369

Common Stock Equity
Common stock	18,761	18,761
Paid-in capital	369,737	369,737
Retained earnings	18,115	12,718
Accumulated other comprehensive income	(153)	(241)
Net Common Stock Equity	406,460	400,975

Total Capitalization	635,883	652,025

Total Liabilities and Capitalization	$977,884	$999,795

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
(In Thousands)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
Cash Flows From Operating Activities
Net income	$20,397	$14,794
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,378	20,212
Deferred income taxes	2,588	(7,105)
Pension expense	2,688	3,354
Regulatory activity, net	9,749	31,804
Other non-cash items, net	(708)	990
Changes in:
Accounts receivable, net	1,914	1,703
Unbilled revenues	15,860	15,004
Natural gas in storage	17,188	9,615
Prepayments	454	1,827
Accounts payable	(17,488)	(12,925)
Interest accrued	(736)	-
Taxes accrued/refundable, net	3,059	12,399
Accrued liabilities	597	(2,825)
Accrued pension	(5,621)	(4,451)
Accrued other post-employment benefits	(948)	3,274
Other assets	(885)	1,683
Other liabilities	(83)	1,663
Total Adjustments	48,006	76,222
Net Cash provided by Operating Activities	68,403	91,016

Cash Flows from Investing Activities
Plant expenditures including AFUDC debt	(27,103)	(21,787)
Net Cash used in Investing Activities	(27,103)	(21,787)

Cash Flows from Financing Activities
Payment of common stock dividend	(15,000)	(11,200)
Intercompany payable	(15,000)	(16,000)
Net Cash used in provided by Financing Activities	(30,000)	(27,200)

Unrestricted Cash and Temporary Cash Investments:
Net change for the period	11,300	42,029
Balance at beginning of period	428	7,701
Balance at end of period	$11,728	$49,730

Non-cash investing activity:
Plant expenditures included in ending accounts payable	$4,712	$1,095

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
June 30, 2015
(Thousands of Dollars)

	Common Stock		Paid-in	Retained Earnings (Accumulated	Accumulated Other Comprehensive
	Shares	Amount	Capital	Deficit)	Income (Loss)	Total
Balance as of December 31, 2014	1,407,072	$18,761	$369,737	$12,718	$(241)	$400,975

Net income				20,397		20,397
Other comprehensive loss, net of income taxes					88	88
Payment of common stock dividend				(15,000)		(15,000)
Balance as of June 30, 2015	1,407,072	$18,761	$369,737	$18,115	$(153)	$406,460

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.